National Northeast, Inc.
Combined Income Statement
Nine Months Ended September 30, 1995
* unaudited *


                           National     National    consolidating    National
                          Northeast    Southeast     adjustments     Northeast
                             inc.         inc.                       Combined



Net sales                    16,516      3,884           (912)         19,488
Service revenues
                                  -          -              -               -
Total revenues               16,516      3,884           (912)         19,488

Cost of goods sold           12,939      3,454           (912)         15,481
Cost of service revenue
                                 -          -               -               -
Gross margin                  3,577        430              0           4,007

Sales expense                   281         30                            311
G & A expense                 2,074        224                          2,298
Engineering expense
                                  -          -              -               -
Operating income              1,222        176              0           1,398

Other income (loss)              60         (3)                            57
Interest expense                (14)       (54)                           (68)
                                  -          -              -               -
Income (loss) before          1,268        119              0           1,387
   income taxes

Income tax expense               59                                        59
                                  -          -              -               -
Net income                    1,209        119              0           1,328
                                  =          =              =               =

National Northeast, Inc.
Combined Balance Sheet
September 30, 1995
*unaudited*



                              National    National   consolidating    National
                              Northeast   Southeast   adjustments    Northeast
                                inc.        inc.                     Combined

Assets

Current assets:
   Cash & cash equiv           1,084          (7)                      1,077
   Accounts receivable         2,349         936       (507)           2,778
   Unbilled accounts rec
   Inventories                   409         221                         630
   Other current assets           95          33                         128
                                   -           -          -                -
   Total current assets        3,937       1,183       (507)           4,613

Property & equipment             899         278                       1,177
Other assets                      15           4                          19
Goodwill
                                   -           -          -                -
Total assets                   4,851       1,465       (507)           5,809
                                   =           =          =                =

National Northeast, Inc.
Combined Balance Sheet
September 30, 1995
*unaudited*



                             National    National    consolidating   National
                             Northeast   Southeast    adjustments    Northeast
                               inc.        inc.                       Combined



Liablilities & shareholders
equity:

Current liabilities:
   Current portion - long
      term debt                  144         540                           684
   Accounts payable            2,609         577          (507)          2,679
   Other accrued liabilities     187          20                           207
                                   -           -             -               -
Total current liabilities      2,940       1,137          (507)          3,570

Long term debt                    91         159                           250
                                   -           -             -               -
Total Liabilities              3,031       1,296          (507)          3,820
                                   -           -             -               -
Shareholders' equity:

Common stock                     250         300                           550
Paid in capital
Retained earnings              1,570        (131)                        1,439
                                   -           -             -               -
Total shareholders' equity     1,820         169             0           1,989
                                   -           -             -               -
Total liabilities and share-
   holders' equity             4,851       1,465          (507)          5,809
                                   =           =             =               =